Exhibit 10.23(t)
AMENDMENT NO. 12 TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
          This Amendment No. 12 to Amended and Restated Receivables Purchase Agreement (this “Amendment”) is dated as of August 28, 2008, among Avnet Receivables Corporation, a Delaware corporation (“Seller”), Avnet, Inc., a New York corporation (“Avnet”), as initial Servicer (the Servicer together with Seller, the “Seller Parties” and each a “Seller Party”), each Financial Institution signatory hereto (collectively, the “Financial Institutions”), each Company signatory hereto (the “Companies”) and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as agent for the Purchasers (the “Agent”).
RECITALS
          Each of the parties hereto entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of February 6, 2002, and amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 1 thereto, dated as of June 26, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 2 thereto, dated as of November 25, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 3 thereto, dated as of December 9, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 4 thereto, dated as of December 12, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 5 thereto, dated as of June 23, 2003, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 6 thereto, dated as of August 15, 2003, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 7 thereto, dated as of August 3, 2005, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 8 thereto, dated as of August 1, 2006, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 9 thereto, dated as of August 31, 2006, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 10 thereto, dated January 12, 2007 and effective as of September 6, 2006, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 11 thereto, dated as of August 29, 2007 (such Amended and Restated Receivables Purchase Agreement, as so amended, the “Purchase Agreement”).
          Each Seller Party has requested that the Agent and the Purchasers amend certain provisions of the Purchase Agreement, all as more fully described herein.
          Subject to the terms and conditions hereof, each of the parties hereto now desires to amend the Purchase Agreement as more particularly described herein.
AMENDMENT NO. 12 TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

AGREEMENT
          NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Purchase Agreement.
     Section 2. Amendments. Subject to the terms and conditions set forth herein, the Purchase Agreement is hereby amended as follows:
               (a) Section 9.1(f) of the Purchase Agreement is hereby amended by deleting in its entirety the phrase “Dilution Ratio Trigger shall exceed 8.25%” and replacing it with the phrase “Dilution Ratio Trigger shall exceed 9.00%.”
               (b) Article X of the Purchase Agreement is hereby amended by adding the following Section 10.5 to the end of such Article:
          Section      10.5 Accounting Based Consolidation Event. (a) If an Accounting Based Consolidation Event shall at any time occur then, upon demand by the Agent, Seller shall pay to the Agent, for the benefit of the relevant Affected Entity, such amounts as such Affected Entity reasonably determines will compensate or reimburse such Affected Entity for any resulting (i) fee, expense or increased cost charged to, incurred or otherwise suffered by such Affected Entity, (ii) reduction in the rate of return on such Affected Entity’s capital or reduction in the amount of any sum received or receivable by such Affected Entity or (iii) opportunity cost, internal capital charge or other imputed cost determined by such Affected Entity to be allocable to Seller or the transactions contemplated in this Agreement in connection therewith. Amounts under this Section 10.5 may be demanded at any time without regard to the timing of issuance of any financial statement by any Company or by any Affected Entity.
               (b) For purposes of this Section 10.5, the following terms shall have the following meanings:
          “Accounting Based Consolidation Event” means the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of any Company that are subject to this Agreement or any other Transaction Document with all or any portion of the assets and liabilities of an Affected Entity. An Accounting Based Consolidation Event shall be deemed to occur on the date any Affected Entity shall
AMENDMENT NO. 12 TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

acknowledge in writing that any such consolidation of the assets and liabilities of any Company shall occur.
          “Affected Entity” means (i) any Financial Institution, (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to any Company, (iii) any agent, administrator or manager of any Company, or (iv) any bank holding company in respect of any of the foregoing.
               (c) Article XII of the Purchase Agreement is hereby amended by adding the following Section 12.3 to the end of such Article:
          Section 12.3 Federal Reserve. Notwithstanding any other provision of this Agreement to the contrary, any Financial Institution may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, any Purchaser Interest and any rights to payment of Capital and Yield) under this Agreement to secure obligations of such Financial Institution to a Federal Reserve Bank, without notice to or consent of the Seller or the Agent; provided that no such pledge or grant of a security interest shall release a Financial Institution from any of its obligations hereunder, or substitute any such pledgee or grantee for such Financial Institution as a party hereto.
               (d) The definition of “Applicable Margin” appearing in Exhibit I to the Purchase Agreement is hereby amended by amending and restating such definition in its entirety to read as follows:
“Applicable Margin” means 1.75%.
               (e) The definition of “Dilution Percentage” appearing in Exhibit I to the Purchase Agreement is hereby amended by deleting in its entirety the phrase “HDR = the highest average three-month Dilution Ratio occurring during the 12 most recent calendar months” and replacing it with the phrase “HDR = the highest average two-month Dilution Ratio occurring during the 12 most recent calendar months.”
               (f) The definition of “Liquidity Termination Date” appearing in Exhibit I to the Purchase Agreement is hereby amended by amending and restating such definition in its entirety to read as follows:
“Liquidity Termination Date” means August 27, 2009.
               (g) The definition of “Loss Percentage” appearing in Exhibit I to the Purchase Agreement is hereby amended by deleting in its entirety the phrase “means at any time the greater of (i) 10% and (ii) a percentage calculated in accordance with the following formula”
AMENDMENT NO. 12 TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

and replacing it with the phrase “means at any time (A) 10% plus (B) the greater of (i) 10% and (ii) a percentage calculated in accordance with the following formula.”
               (h) Schedule D to the Purchase Agreement is hereby deleted in its entirety and the definition of “Pricing Grid” and each reference to such definition is hereby deleted in its entirety.
     Section 3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:
               (a) Amendment. The Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.
               (b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).
               (c) No Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).
               (d) Amendment Fee. On or before the date hereof, each Financial Institution shall have received, in immediately available funds, an amendment fee in an amount equal to 0.075% multiplied by such Financial Institution’s Commitment.
               (e) Fee Letters. Each Purchaser shall have received, on or before the date hereof, executed counterparts of the Fee Letter to which it is a party, duly executed by each of the parties thereto.
     Section 4. Miscellaneous.
               (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the Purchase Agreement or to the “Receivables Purchase Agreement” or to the “Purchase Agreement” shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement
AMENDMENT NO. 12 TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
               (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
               (c) Costs, Fees and Expenses. Without limiting Section 10.3 of the Purchase Agreement, Seller agrees to reimburse the Agent and the Purchasers upon demand for all reasonable and documented out-of-pocket costs, fees and expenses (including the reasonable fees and expenses of counsels to any of the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.
               (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.
               (e) Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.
               (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
               (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
               (h) Funding Agreement Consent. By its execution hereof, JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), in its capacity as a party to any applicable Funding Agreement with or for the benefit of Chariot Funding LLC (successor to Preferred Receivables Funding Company LLC) (“Chariot”), hereby (i) consents to Chariot’s execution of this Amendment and the transactions contemplated hereby, (ii) acknowledges that this Amendment has been made available to and has been reviewed by it, (iii) consents to this Amendment and (iv) deems this paragraph to satisfy any applicable requirements regarding this Amendment set forth in any such Funding Agreement.
(Signature Pages Follow)
AMENDMENT NO. 12 TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

AVNET RECEIVABLES CORPORATION, as Seller

By:

Name:
Title:

AVNET, INC., as Servicer

By:

Name:
Title:

CHARIOT FUNDING LLC (successor to Preferred Receivables Funding Company LLC), as a Company

By:	JPMorgan Chase Bank, N.A.
Its:	Attorney-in-Fact

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as a Financial Institution and as Agent

By:

Name:
Title:
AMENDMENT NO. 12 TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

LIBERTY STREET FUNDING CORP., as a Company

By:

Name:
Title:

THE BANK OF NOVA SCOTIA, as a Financial Institution

By:

Name:
Title:
AMENDMENT NO. 12 TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

AMSTERDAM FUNDING CORPORATION, as a Company

By:

Name:
Title:

ABN AMRO BANK N.V., as a Financial Institution

By:

Name:
Title:

By:

Name:
Title:
AMENDMENT NO. 12 TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

STARBIRD FUNDING CORPORATION, as a Company

By:

Name:
Title:

BNP PARIBAS, acting through its New York Branch, as a Financial Institution

By:

Name:
Title:

By:

Name:
Title:
AMENDMENT NO. 12 TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT